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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 13, 2002

                                   MAXXAM INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

         5847 SAN FELIPE, SUITE 2600                     77057
               HOUSTON, TEXAS                         (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 9.  REGULATION FD DISCLOSURE

   In accordance with General Instruction B.2 of Form 8-K, the following information (including the related exhibits) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

   On August 13, 2002, the Registrant furnished to the Securities and Exchange
Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
certifications of its Chief Executive Officer and Chief Financial Officer
attached hereto as Exhibits 99.1 and 99.2, respectively. In addition, on the same date, the Registrant furnished to the Commission as required by the
Commission's order of June 27, 2002 pursuant to Section 21(a)(1) of the
Securities Exchange Act of 1934, the Statements under Oath of the Chief
Executive Officer and Chief Financial Officer attached hereto as Exhibits 99.3 and 99.4, respectively.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       MAXXAM INC.
                                                      (Registrant)

Date: August 14, 2002          By:                /s/ Bernard L. Birkel
                                  --------------------------------------------------------
                                                    Bernard L. Birkel
                                     Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1:  Certification of Chief Executive Officer

Exhibit 99.2:  Certification of Chief Financial Officer

Exhibit 99.3:  Statement under Oath of Principal Executive Officer

Exhibit 99.4:  Statement under Oath of Principal Financial Officer